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                                   EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT

The registrant is IKON Office Solutions, Inc., an Ohio corporation, which has no parent. The following sets forth information with respect to IKON's subsidiaries as of February 15, 1997

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
                                                                                                     State or other
                                                                                                     jurisdiction of
                                                                     % Voting Securities             Incorporation or
Subsidiary                                                           Owned (by whom)                 organization
----------                                                           ---------------                 ------------
Alco Cash Management, Inc.                                           100% IKON                       Delaware
Alco Standard Acquisition Capital Corporation                        100% IKON                       Delaware
Alco Venture Capital Company                                         100% IKON                       Delaware
BCS Integration, Inc. (USConnect Salt Lake)                          100% IKON                       Utah
Chesterbrook Insurance Limited                                       100% IKON                       Bermuda
ColourComp Corporation                                               100% IKON                       Arizona
The Computer Group, Inc. (USConnect South Carolina)                  100% IKON                       South Carolina
Connectivity, Inc. (USConnect Portland)                              100% IKON                       Oregon
Executive Automation Consultants, Inc. (USConnect Kansas)            100% IKON                       Kansas
HBM Technology Group, Inc.                                           100% IKON                       Connecticut
IKON, Inc.                                                           100% IKON                       Delaware
IKON Office Solutions Foundation, Inc.                               100% IKON                       Pennsylvania
Innerset, Inc. (USConnect Detroit)                                   100% IKON                       Michigan
Integra Technology International, Inc.                               100% IKON                       Arizona
     Integra Techsoft Ltd.                                           100% INTEGRA                    India
Kenwood Associates, Inc. (USConnect Chicago)                         100% IKON                       Illinois
MDR Management Corporation                                           100% IKON                       Delaware
Partners Securities Company                                          100% IKON                       Delaware
Real World Systems, Inc. (USConnect Philadelphia)                    100% IKON                       Pennsylvania
Strategy One, Inc. (USConnect Pittsburgh)                            100% IKON                       Pennsylvania
Sunrise Computer Systems, Inc. (USConnect Atlanta)                   100% IKON                       Georgia
Thaylor Company                                                      100% IKON
Universal Networks, Inc.                                             100% IKON                       Illinois
Upshur Coals Corporation                                             100% IKON                       West Virginia
Mon-Wal, Inc.  d/b/a The Waldec Group                                100% IKON                       Florida

IKON Office Solutions Holding Company (IOSHC)                        100% IKON                       Delaware
     Alco Office Products Group, Inc. (AOPG).                        100% IOSHC                      Delaware & U.K.
          IKON Office Solutions Group PLC (IOSG)                     100% AOPG                       England
               IKON Office Solutions Europe PLC (IOSE)               100% IOSG                       England
                   IKON Office Solutions PLC (IOSPLC)                100% IOSE                       England
                         IKON Capital PLC Ltd.                       100% IOSPLC                     England
                         Kafevend PLC                                100% IOSPLC                     England
                         Photostatic (EMG) Ltd.                      100% IOSPLC                     England
                         Ultimate Office Products                    100% IOSPLC                     England
                         Advance Reprographics Limited               100% IOSPLC                     England
                         Fronk Burosysteme GmbH                      100% IOSPLC                     Germany
     Depot Internacional, Inc.                                       100% IOSHC                      Florida
     Erskine House Group, Inc.                                       100% IOSHC                      Delaware
     IKON-Baja (U.S.) Corporation                                    100% IOSHC                      Delaware
          IKON Baja, S.A. DE C.V.                                    49.99% IKNA/.01% IKON           Mexico
     IKON Brands, Inc.                                               100% IOSHC                      Delaware
     IKON Capital, Inc.(IKCAP)                                       100% IOSHC                      Delaware
          IKON Funding, Inc.                                         100% IKCAP                      Delaware
     IKON Capital, Inc.(Canada)                                      100% IOSHC                      Canada
     IKON Denmark (ID)                                               100% IOSHC                      Denmark
          IKON Capital, Inc.                                         100% ID                         Denmark
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
     IKON North America, Inc. (IKNA)                                 100% IOSHC                      Delaware
          IKON Office Solutions Australia Pty Ltd                    100% IKNA                       Australia
          IKON Office Solutions, Inc./Bureau-Tech IKON, Inc.         100% IKNA                       Canada
               Alco Dulin Limited                                    100% IOSC                       Ireland
               CGS Microtechnologies (USConnect Montreal)            100% IOSC                       Canada
               Canadian Legal Copies, Inc. (CLC)                     100% CGS                        Canada
                  Montreal Legal Copies                              100% CLC                        Canada
                  Toronto Legal Copies                               100% CLC                        Canada
               Connections Plus (USConnect Vancouver) (CP)           100% IOSC                       Canada
                  429840 B.C. Ltd.                                   100% CP                         Canada
                  Golf Pro Ltd.                                      100% CP                         Canada
               KNARF Holdings, Ltd. d/b/a NTI, Inc.                  100% IOSC                       Canada
               M.A.C Distributors Limited                            100% IOSC                       Canada
               Paul's Business Machine Service, Ltd.                 100% IOSC                       Canada
               Prime Copy Office Systems Ltd.                        100% IOSC                       Canada
               Proterm Data Systems Limited (USConnect Ottawa)       100% IOSC                       Canada
                  Proterm Toronto, Inc. (USConnect Toronto)          100% PDSL                       Canada
                  Sunstar Office Equipment Ltd.                      100% PDSL                       Canada
                  Superior Machines De Bureau                        100% PDSL                       Canada
          IKON de Mexico, S.A. de C.V. (IDM)                         49.99% IKNA/.01% IKON           Mexico
              IKON Servicos, S.A. de C.V. (IS)                       49.99% IDM/.01% IKNA            Mexico
              IKON Copiroyal, S.A. de C.V.                           49.99% IDM/.01% IS              Mexico
              IKON Inmuebles                                         49.99% IDM/.01% IS              Mexico
          Pimeau B.V.                                                100% IKNA                       France
              IKON Office Solutions (Holdings) Francs                100% PIMEAU                     France
                    Bureautique & Systemes Technoloq:ques S.A.       100% IOSF                       France
                    Bureautique Systemes S.A.                        100% IOSF                       France
                    IKON Office Solutions SudQuest S.A.              100% IOSF                       France
                         IKON Office Solutions STR S.A.              100% IOSSQ                      France
                         STR Adour S.A.                              100% IOSSQ                      France
                    SOMEREP S.A.                                     100% IOSF                       France
                         SOMEREP 30                                  100% SOMEREP S.A.               France
                         SOMEREP 84                                  100% SOMEREP S.A.               France
                    IMPACT                                           100% IOSF                       France
                         IRIS                                        100% IMPACT                     France
                         Occasion Bureautique                        100% IMPACT                     France
     IKON Realty, Inc.                                               100% IOSHC                      Delaware
     Office Group, Inc.                                              100% IOSHC                      Delaware
     Office Products, Inc.                                           100% IOSHC                      Delaware
     Office World Trade, Inc.                                        100% IOSHC                      Florida
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